Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Corporate Bond Fund

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Discovery Mid Cap Growth Fund

Oppenheimer Dividend Opportunity Fund

Oppenheimer Emerging Markets Innovators Fund

Oppenheimer Emerging Markets Local Debt Fund

Oppenheimer Equity Income Fund

Oppenheimer Fundamental Alternatives Fund

Oppenheimer Global Allocation Fund

Oppenheimer Global Fund

Oppenheimer Global High Yield Fund

Oppenheimer Global Multi-Alternatives Fund

Oppenheimer Global Multi-Asset Growth Fund

Oppenheimer Global Multi-Asset Income Fund

Oppenheimer Global Multi Strategies Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Real Estate Fund

Oppenheimer Global Strategic Income Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer Government Cash Reserves

Oppenheimer Government Money Market Fund

Oppenheimer Institutional Government Money Market Fund

Oppenheimer International Bond Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth and Income Fund

Oppenheimer International Growth Fund

Oppenheimer International Small-Mid Company Fund

Oppenheimer Limited-Term Bond Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Macquarie Global Infrastructure Fund

Oppenheimer Main Street Fund®

Oppenheimer Main Street Mid Cap Fund®

Oppenheimer Main Street Select Fund®

Oppenheimer Main Street Small Cap Fund®

Oppenheimer Mid Cap Value Fund

Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund

Oppenheimer Rochester® AMT-Free Municipal Fund

Oppenheimer Rochester® AMT-Free New York Municipal Fund

Oppenheimer Rochester® Arizona Municipal Fund

Oppenheimer Rochester® California Municipal Fund

Oppenheimer Rochester® High Yield Municipal Fund

Oppenheimer Rochester® Intermediate Term Municipal Fund

Oppenheimer Rochester® Limited Term California Municipal Fund

Oppenheimer Rochester® Limited Term Municipal Fund

Oppenheimer Rochester® Maryland Municipal Fund

Oppenheimer Rochester® Massachusetts Municipal Fund

Oppenheimer Rochester® Michigan Municipal Fund

Oppenheimer Rochester® Minnesota Municipal Fund

Oppenheimer Rochester® New Jersey Municipal Fund

Oppenheimer Rochester® North Carolina Municipal Fund

Oppenheimer Rochester® Ohio Municipal Fund

Oppenheimer Rochester® Pennsylvania Municipal Fund

Oppenheimer Rochester® Short Term Municipal Fund

Oppenheimer Rochester® Virginia Municipal Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Senior Floating Rate Plus Fund

Oppenheimer Small Cap Value Fund

Oppenheimer SteelPath Panoramic Fund

Oppenheimer Ultra-Short Duration Fund

Oppenheimer Value Fund

Supplement dated April 10, 2017 to the Summary Prospectus

This supplement amends the Summary Prospectus of each of the above-referenced Funds (each, a “Fund”), and is in addition to any other supplements.

The reference in the section “Fees and Expenses of the Fund” to the Appendix in the Statement of Additional Information is revised to refer to the appendix to the prospectus titled “Special Sales Charge Arrangements and Waivers.”

April 10, 2017	PS0000.163

Oppenheimer
Ultra-Short Duration Fund
NYSE Ticker Symbols
Class A	OSDAX
Class Y	OSDYX
Class I	OSDIX
Summary Prospectus        October 28, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, Annual Report and other information about the Fund online at https://www.oppenheimerfunds.com/fund/UltraShortDurationFund. You can also get this information at no cost by calling 1.800.225.5677 or by sending an email request to: info@oppenheimerfunds.com.
The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 28, 2016, and through page 48 of its most recent Annual Report, dated July 31, 2016, are incorporated by reference into this Summary Prospectus. You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/fund/UltraShortDurationFund. The Fund’s prospectus is also available from financial intermediaries who are authorized to sell Fund shares.

Investment Objective. The Fund seeks income.
Fees and Expenses of the Fund. The table below describes the fees and expenses that you may pay if you buy and hold or redeem shares of the Fund. The Fund does not charge any initial sales charge to buy shares or to reinvest dividends and there are no redemption fees or contingent deferred sales charges.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	None	None

Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Y	Class I
Management Fees	0.30%	0.30%	0.30%

Distribution and/or Service (12b-1) Fees	None	None	None

Other Expenses	0.08%	0.09%	0.07%

Total Annual Fund Operating Expenses	0.38%	0.39%	0.37%

Fee Waiver and/or Expense Reimbursement[1]	(0.05)%	(0.14)%	(0.12)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.33%	0.25%	0.25%
1.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 0.65% for Class A shares, 0.25% for Class Y shares and 0.25% for Class I shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager will also waive a portion of the advisory fee on Class A to the same extent it that it waives any of the advisory fee on Class Y or I as a result of the fee waiver and/or expense reimbursement described above.

Example. The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$34	$117	$209	$476	$34	$117	$209	$476

Class Y	$26	$111	$205	$480	$26	$111	$205	$480

Class I	$26	$107	$196	$457	$26	$107	$196	$457
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.
Principal Investment Strategies. Under normal market conditions, the Fund invests in short-term, fixed and floating rate, U.S. dollar denominated, investment-grade debt securities. The portfolio managers look for debt securities in market sectors that they believe offer attractive relative values and seek to reduce volatility by maintaining a diversified portfolio with an effective portfolio duration of one year or less. Because of market events, the duration of the Fund’s portfolio might exceed that level at times. If a rise in interest rates caused the Fund to temporarily exceed a one year effective portfolio duration, it would not enter into any transactions that could lengthen its portfolio duration until after its duration had returned to less than one year.

What is “Duration”? Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. “Effective duration” attempts to measure the expected percentage change in the value of a bond or a portfolio resulting from a change in prevailing interest rates. For example, if a bond is determined to have an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s market value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s market value to increase 3%. The Fund calculates duration based on a security’s next interest rate reset date or the next date on which the Fund can exercise a put at par value, whichever is earlier.
The term “effective duration” includes consideration of a security’s next interest reset date, whereas “effective maturity” does not.
In selecting securities, the portfolio managers seek investment income while attempting to maintain a low volatility of principal, although the Fund may also realize capital appreciation. The Fund’s investments mainly include: corporate bonds, asset-backed securities, and money market instruments such as commercial paper, certificates of deposit, time deposits and bank notes. The Fund may also invest in U.S. Government securities, dollar-denominated securities issued or guaranteed by supranational organizations or foreign governments, repurchase agreements, participation interests in loans, mortgage-related securities and other debt obligations. The Fund will invest more than 25% of its total assets in securities of issuers in the banking industry and in the financial services group of industries.
“Investment grade” debt securities are rated in one of the top four categories by nationally recognized statistical rating organizations such as Moody’s or Standard & Poor’s. The Fund may also invest in unrated securities. In that case, after assessing their credit quality, the Sub-Adviser may internally assign ratings to certain of those securities in categories similar to those of nationally recognized statistical rating organizations. The Fund only purchases investment-grade debt securities but is not required to dispose of debt securities that fall below investment grade after the Fund buys them.
The Fund may use “derivative” securities for hedging purposes to seek to manage investment risks. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Interest rate futures contracts and interest rate swaps are types of derivatives the Fund may use.
The Fund may sell securities that no longer meet the above criteria and may engage in active and frequent trading to try to achieve its investment objective.
Principal Risks.The Fund is not a money market fund and the price of its shares can go up and down. This means that you can lose money by investing in the Fund. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests or from poor security selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.
Risks of Investing in Debt Securities. Debt securities may be subject to interest rate risk, duration risk, credit risk, credit spread risk, extension risk, reinvestment risk, prepayment risk and event risk. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may be worth less than the amount the Fund paid for them. When interest rates change, the values of longer-term debt securities usually change more than the values of shorter-term debt securities. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Duration risk is the risk that longer-duration debt securities will be more volatile and more likely to decline in price in a rising interest rate environment than shorter-duration debt securities. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer’s credit rating, for any reason, can also reduce the market value of the issuer’s securities. “Credit spread” is the difference in yield between securities that is due to differences in their credit quality. There is a risk that credit spreads may increase when the market expects lower-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of the Fund’s lower-rated and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Fund might have difficulty selling them promptly at an acceptable price. Extension risk is the risk that an increase in interest rates could cause principal payments on a debt security to be repaid at a slower rate than expected. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value. Reinvestment risk is the risk that when interest rates fall the Fund may be required to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds. Prepayment risk is the risk that the issuer may redeem the security prior to the expected maturity or that borrowers may repay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Event risk is the risk that an issuer could be subject to an event, such as a buyout or debt restructuring, that interferes with its ability to make timely interest and principal payments and cause the value of its debt securities to fall.
Fixed-Income Market Risks. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books and could experience a loss. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices, particularly for lower-rated and unrated securities. An unexpected increase in redemptions by Fund shareholders, which may be triggered by general market turmoil or an increase in interest rates, could cause the Fund to sell its holdings at a loss or at undesirable prices.
Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all). A lack of liquidity or other adverse credit market conditions may hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.
Liquidity Risks. Securities that are difficult to value or to sell promptly at an acceptable price are generally referred to as “illiquid” securities. If it is required to sell securities quickly or at a particular time (including sales to meet redemption requests) the Fund could realize a loss on illiquid investments.
Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund’s net assets may change on days when you will not be able to purchase or redeem the Fund’s shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.
Risks of Concentration in Banking and Financial Services. The Fund will invest more than 25% of its total assets in securities of issuers in the banking industry and in the financial securities group of industries. Banking and other financial securities industries may be more susceptible to particular economic and regulatory events such as volatility in the financial markets and interest rates, changes in domestic and foreign monetary policy, and changes in industry regulations.
Risks of Derivative Investments. Derivatives may involve significant risks. Derivatives may be more volatile than other types of investments, may require the payment of premiums, may increase portfolio turnover, may be illiquid, and may not perform as expected. Derivatives are subject to counterparty risk and the Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or a hedge might be unsuccessful. In addition, under new rules enacted and currently being implemented under financial reform legislation, certain over-the-counter derivatives are (or soon will be) required to be executed on a regulated market and/or cleared through a clearinghouse. It is unclear how these regulatory changes will affect counterparty risk, and entering into a derivative transaction with a clearinghouse may entail further risks and costs.
Who Is the Fund Designed For? The Fund is designed primarily for investors seeking current income from a variety of short-term investment-grade debt securities. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The Fund’s Past Performance. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance (for Class Y Shares) from calendar year to calendar year and by showing how the Fund’s average annual returns for the periods of time shown in the table compare with those of a broad measure of market performance. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of this prospectus and on the Fund’s website: https://www.oppenheimerfunds.com/fund/UltraShortDurationFund
Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 0.37% (1st Qtr 12) and the lowest return for a calendar quarter was -0.02% (4th Qtr 14). For the period from January 1, 2016 to September 30, 2016 the cumulative return (not annualized) before sales charges and taxes was 0.99%.

The following table shows the average annual total returns for each class of the Fund’s shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.
Average Annual Total Returns for the periods ending December 31, 2015
	1 Year	5 Years (or life of class, if less)
Class Y Shares (inception 04/25/11)
Return Before Taxes	0.49%	0.50%
Return After Taxes on Distributions	0.23%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares	0.28%	0.30%

Class A Shares (inception 04/25/11)	0.41%	0.39%

Class I Shares (inception 11/28/14)	0.49%	0.39%

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.07%[1]
(reflects no deduction for fees, expenses, or taxes)		0.05%[2]

Consumer Price Index	0.73%	1.08%[1]
(reflects no deduction for fees, expenses, or taxes)		0.15%[2]
1.	From 04/30/11
2.	From 11/30/14

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.
Portfolio Managers. Christopher Proctor, CFA, has been a portfolio manager and Vice President of the Fund since its inception, and Adam Wilde, CFA, has been a portfolio manager and Vice President of the Fund since July 2013.

Purchase and Sale of Fund Shares. In most cases, you can buy Fund shares with a minimum initial investment of $250,000 and make additional investments in any amount. For Class I shares, the minimum initial investment is $1 million per account. The Class I share minimum initial investment will be waived for retirement plan service provider platforms.
Shares may be purchased through a financial intermediary or the Distributor and redeemed through a financial intermediary or the Transfer Agent on days the New York Stock Exchange is open for trading. Shareholders may purchase or redeem shares by calling 1.800.225.5677, through the website www.oppenheimerfunds.com, or by mail. Share transactions may be paid by check, by Federal Funds wire or directly from or into your bank account.
Class A shares of the Fund are currently not available for purchase.
Taxes. Fund distributions are subject to Federal income tax as ordinary income or as capital gains and they may also be subject to state or local taxes, unless your shares are held in a tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Sub-Adviser, or their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

For More Information About Oppenheimer Ultra-Short Duration Fund
You can access the Fund’s prospectus and Statement of Additional Information at https://www.oppenheimerfunds.com/fund/UltraShortDurationFund. You can also request additional information about the Fund or your account:
Telephone:	Call OppenheimerFunds Services toll-free: 1.800.CALL OPP (1.800.225.5677)

Mail:	For requests by mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270	For requests by courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014

Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

PR1740.001.1016